Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.11

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 18, 2024 (this “Tenth Amendment”), by and among AI PAVE Dutchco III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Holdings”), Intermediate Dutch Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Intermediate Dutch Holdings”), Indy US Holdco, LLC, a Delaware limited liability company (“US Top Borrower”), Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), Indy Dutch Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Dutch Borrower”, and together with US Top Borrower and US Borrower, the “Term Borrowers”), the Loan Guarantors party hereto, each financial institution identified on the signature pages hereto as a “Tenth Amendment Dollar Incremental Term Lender” (the “Tenth Amendment Dollar Incremental Term Lender”), each financial institution identified on the signature pages hereto as a “Tenth Amendment Euro Incremental Term Lender” (the “Tenth Amendment Euro Incremental Term Lender”, and together with the Tenth Amendment Dollar Incremental Term Lender, the “Tenth Amendment Incremental Term Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and US collateral agent (in such capacity, the “US Collateral Agent”) and Kroll Agency Services (US) LLC, as non-US collateral agent (in such capacity, the “Non-US Collateral Agent” and, together with the Administrative Agent and the US Collateral Agent, collectively, the “Agents”). Capitalized terms not otherwise defined in this Tenth Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Agents have entered into that certain Credit Agreement, dated as of March 5, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of November 30, 2021, as further amended by that certain Second Amendment to Credit Agreement, dated as of December 3, 2021, as further amended by that certain Third Amendment to Credit Agreement, dated as of August 31, 2022, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of January 31, 2023, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of February 28, 2023, as further amended by that certain Sixth Amendment to Credit Agreement, dated as of June 7, 2023, as further amended by that certain Seventh Amendment to Credit Agreement, dated as of July 10, 2023, as further amended by that certain Eighth Amendment to Credit Agreement, dated as of June 28, 2024, as further amended by that certain Ninth Amendment to Credit Agreement, dated as of July 11, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, together with all exhibits and schedules attached thereto, the “Existing Credit Agreement”);

WHEREAS, Holdings, Intermediate Dutch Holdings, the Term Borrowers, the Tenth Amendment Incremental Term Lenders and the Agents have agreed to amend the Existing Credit Agreement as hereinafter set forth (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 2.22 of the Existing Credit Agreement, the Borrower Representative has requested that, on the Tenth Amendment Effective Date (as defined below), (a) Tenth Amendment Dollar Incremental Term Lender makes Incremental Term Loans to the Term Borrowers in Dollars in an aggregate principal amount equal to $20,000,000.00 (the “Tenth Amendment Dollar Incremental Term Facility”) (which shall be in the form of a fungible increase to the Ninth Amendment Dollar Refinancing Term Loans and shall be a single Class of Term Loans with the Ninth Amendment Dollar Refinancing Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents) and (b) Tenth Amendment Euro Incremental Term Lender makes Incremental Term Loans to the Term Borrowers in Euros in an aggregate principal amount equal to €123,500,000.00 (the “Tenth Amendment Euro Incremental Term Facility”) (which shall be in the form of a fungible increase to the Ninth Amendment Euro Refinancing Term Loans and shall be a single Class of Term Loans with the Ninth Amendment Euro Refinancing Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents); and

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

WHEREAS, (a) the Tenth Amendment Dollar Incremental Term Lender hereby commits (the amount of such commitment, the “Tenth Amendment Dollar Incremental Term Loan Commitment”), subject to the terms and conditions hereinafter set forth, to provide on the Tenth Amendment Effective Date to the applicable Borrower a percentage of the entire amount of the Tenth Amendment Dollar Incremental Term Loans (as defined below) set forth opposite its name on Schedule I hereto and (b) the Tenth Amendment Euro Incremental Term Lender hereby commits (the amount of such commitment, the “Tenth Amendment Euro Incremental Term Loan Commitment” and together with the Tenth Amendment Dollar Incremental Term Loan Commitment, the “Tenth Amendment Incremental Term Loan Commitments”), subject to the terms and conditions hereinafter set forth, to provide on the Tenth Amendment Effective Date to the applicable Borrower a percentage of the entire amount of the Tenth Amendment Euro Incremental Term Loans (as defined below) set forth opposite its name on Schedule II hereto.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Tenth Amendment Dollar Incremental Term Loans.

(a) Effectiveness. On the Tenth Amendment Effective Date, the Tenth Amendment Dollar Incremental Term Lender agrees to provide new term loans (the “Tenth Amendment Dollar Incremental Term Loans”) to the applicable Borrower in Dollars in an aggregate original principal amount equal to their respective Tenth Amendment Dollar Incremental Term Loan Commitment. Amounts paid or prepaid in respect of the Tenth Amendment Dollar Incremental Term Loans may not be re-borrowed.

(b) Terms Generally. From and after the Tenth Amendment Effective Date, the Tenth Amendment Dollar Incremental Term Lender shall be a Lender and a Ninth Amendment Dollar Refinancing Term Lender for all purposes under the Amended Credit Agreement and the other Loan Documents. The Ninth Amendment Dollar Refinancing Term Loans and the Tenth Amendment Dollar Incremental Term Loans shall be a single Class of Term Loans for all purposes under the Amended Credit Agreement and payments (whether optional or mandatory) of the Ninth Amendment Dollar Refinancing Term Loans or Tenth Amendment Dollar Incremental Term Loans shall be made on pro rata basis among the Ninth Amendment Dollar Refinancing Term Loans and the Tenth Amendment Dollar Incremental Term Loans. The Tenth Amendment Dollar Incremental Term Loans shall have identical terms (including with respect to maturity) as the existing Ninth Amendment Dollar Refinancing Term Loans and shall rank pari passu in right of payment and security with the existing Ninth Amendment Dollar Refinancing Term Loans. The proceeds of the Tenth Amendment Dollar Incremental Term Loans will be used for (i) working capital needs and other general corporate purposes (including capital expenditures, acquisitions and other Investments, working capital and or purchase price adjustments, Restricted Payments and Restricted Debt Payments and related fees and expenses) and any other use not prohibited by the Existing Credit Agreement and (ii) the payment of any fees, expenses and other transaction costs incurred in connection with this Amendment and the transactions contemplated hereby, including any OID and/or upfront fees.

(c) Interest Period. The Borrower Representative selects, and the Tenth Amendment Dollar Incremental Term Lender providing the Tenth Amendment Dollar Incremental Term Loans hereby agrees to, an Interest Period, which may be a non-standard Interest Period, such that the Interest Period for the Tenth Amendment Dollar Incremental Term Loans ends on the same day as the Interest Period for any outstanding Ninth Amendment Dollar Refinancing Term Loans, to achieve fungibility.

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

(d) Amortization. The Term Borrowers hereby unconditionally promise, on a joint and several basis, to repay the outstanding principal amount of the Tenth Amendment Dollar Incremental Term Loans, in each case to the Administrative Agent for the account of the Tenth Amendment Dollar Incremental Term Lender (A) on each applicable Scheduled Payment Date occurring after the making of such Tenth Amendment Dollar Incremental Term Loans prior to the Initial Term Loan Maturity Date, in each case, in an amount equal to 0.25% of the original principal amount of the Tenth Amendment Dollar Incremental Term Loans outstanding on the Tenth Amendment Effective Date (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 of the Amended Credit Agreement and repurchases and assignments in accordance with Section 9.05(g) of the Amended Credit Agreement or increased in connection with the incurrence of Incremental Term Loans made as an increase to such Class), and (B) on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Tenth Amendment Dollar Incremental Term Loans outstanding on such date, together, with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(e) Termination of Commitments. The Tenth Amendment Dollar Incremental Term Loan Commitment of the Tenth Amendment Dollar Incremental Term Lender will terminate upon the making of the Tenth Amendment Dollar Incremental Term Loans on the Tenth Amendment Effective Date.

SECTION 2. Tenth Amendment Euro Incremental Term Loans.

(a) Effectiveness. On the Tenth Amendment Effective Date, the Tenth Amendment Euro Incremental Term Lender agrees to provide new term loans (the “Tenth Amendment Euro Incremental Term Loans”) to the applicable Borrower in Euros in an aggregate original principal amount equal to their respective Tenth Amendment Euro Incremental Term Loan Commitment. Amounts paid or prepaid in respect of the Tenth Amendment Euro Incremental Term Loans may not be re-borrowed.

(b) Terms Generally. From and after the Tenth Amendment Effective Date, the Tenth Amendment Euro Incremental Term Lender shall be a Lender and a Ninth Amendment Euro Refinancing Term Lender for all purposes under the Amended Credit Agreement and the other Loan Documents. The Ninth Amendment Euro Refinancing Term Loans and the Tenth Amendment Euro Incremental Term Loans shall be a single Class of Term Loans for all purposes under the Amended Credit Agreement and payments (whether optional or mandatory) of the Ninth Amendment Euro Refinancing Term Loans or Tenth Amendment Euro Incremental Term Loans shall be made on pro rata basis among the Ninth Amendment Euro Refinancing Term Loans and the Tenth Amendment Euro Incremental Term Loans. The Tenth Amendment Euro Incremental Term Loans shall have identical terms (including with respect to maturity) as the existing Ninth Amendment Euro Refinancing Term Loans and shall rank pari passu in right of payment and security with the existing Ninth Amendment Euro Refinancing Term Loans. The proceeds of the Tenth Amendment Euro Incremental Term Loans will be used for (i) working capital needs and other general corporate purposes (including capital expenditures, acquisitions and other Investments, working capital and or purchase price adjustments, Restricted Payments and Restricted Debt Payments and related fees and expenses) and any other use not prohibited by the Existing Credit Agreement and (ii) the payment of any fees, expenses and other transaction costs incurred in connection with this Amendment and the transactions contemplated hereby, including any OID and/or upfront fees.

(c) Interest Period. The Borrower Representative selects, and the Tenth Amendment Euro Incremental Term Lender providing the Tenth Amendment Euro Incremental Term Loans hereby agrees to, an Interest Period, which may be a non-standard Interest Period, such that the Interest Period for the Tenth Amendment Euro Incremental Term Loans ends on the same day as the Interest Period for any outstanding Ninth Amendment Euro Refinancing Term Loans, to achieve fungibility.

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

(d) Amortization. The Term Borrowers hereby unconditionally promise, on a joint and several basis, to repay the outstanding principal amount of the Tenth Amendment Euro Incremental Term Loans, in each case to the Administrative Agent for the account of the Tenth Amendment Euro Incremental Term Lender (A) on each applicable Scheduled Payment Date occurring after the making of such Tenth Amendment Euro Incremental Term Loans prior to the Initial Term Loan Maturity Date, in each case, in an amount equal to 0.25% of the original principal amount of the Tenth Amendment Euro Incremental Term Loans outstanding on the Tenth Amendment Effective Date (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 of the Amended Credit Agreement and repurchases and assignments in accordance with Section 9.05(g) of the Amended Credit Agreement or increased in connection with the incurrence of Incremental Term Loans made as an increase to such Class), and (B) on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Tenth Amendment Euro Incremental Term Loans outstanding on such date, together, with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(e) Termination of Commitments. The Tenth Amendment Euro Incremental Term Loan Commitment of the Tenth Amendment Euro Incremental Term Lender will terminate upon the making of the Tenth Amendment Euro Incremental Term Loans on the Tenth Amendment Effective Date.

SECTION 3. Conditions to the Tenth Amendment Effective Date. The effectiveness of this Tenth Amendment is subject to the satisfaction (or waiver) of the following conditions and this Tenth Amendment shall become effective on the time at which such conditions are satisfied or waived (such date, the “Tenth Amendment Effective Date”):

(a) this Tenth Amendment shall have been duly executed by each Loan Party, the Administrative Agent and the Tenth Amendment Incremental Term Lenders (which may include a copy transmitted by facsimile or other electronic method);

(b) the Administrative Agent (or its counsel) shall have received, on behalf of the Tenth Amendment Incremental Term Lenders on the Tenth Amendment Effective Date, a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties, dated as of the Tenth Amendment Effective Date and addressed to the Agents and the Tenth Amendment Incremental Term Lenders;

(c) the Administrative Agent shall have received, on behalf of the Tenth Amendment Incremental Term Lenders, a certificate of a Responsible Officer of each Term Borrower (or the Borrower Representative on its respective behalf), dated as of the Tenth Amendment Effective Date, which shall (I) certify that (A) attached thereto is a true and complete copy of the resolutions, written consent or extract of minutes of a meeting, as applicable, of the board of directors or similar governing body of such Borrower authorizing the execution, delivery and performance of this Tenth Amendment, and (B) such resolutions or written consent have not been modified, rescinded or amended and are in full force and effect and (II) certify that either (A)(1) attached thereto is a true and complete copy of (x) the certificate of incorporation (or equivalent governing document) of such Borrower and (y) the by-laws (or similar governing document) of such Borrower and (2) such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendment thereto as of such date) or (B) the certificate of incorporation (or similar governing document) and bylaws (or similar governing document) of such Borrower have not been amended, repealed, modified or restated since the delivery of the certificate described in the Eighth Amendment;

(d) the representations and warranties of each Loan Party in Section 4 shall be true and correct in all material respects on and as of the Tenth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods;

(e) no Event of Default exists on the Tenth Amendment Effective Date;

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

(f) the Administrative Agent shall have received, on behalf of the Tenth Amendment Incremental Term Lenders, a certificate from a Responsible Officer of the Borrower Representative certifying as to the satisfaction of the conditions set forth in clauses (d) and (e) of this Section 3;

(g) the Administrative Agent shall have received, on behalf of the Tenth Amendment Incremental Term Lenders, at least three Business Days prior to the Tenth Amendment Effective Date, (I) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (II) to the extent any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification for such Borrower regarding beneficial ownership in relation to such Borrower, in each case of clauses (I) and (II), that has been reasonably requested by any Lender in writing at least ten Business Days in advance of the Tenth Amendment Effective Date;

(h) the Administrative Agent shall have received, on behalf of the Tenth Amendment Incremental Term Lenders, an executed Borrowing Request in accordance with Section 2.03 of the Existing Credit Agreement in respect of the Tenth Amendment Incremental Term Loans; it being understood that the requirement to deliver such Borrowing Request shall not result in the imposition of any condition precedent that is otherwise expressly set forth herein;

(i) prior to or substantially concurrently with the funding of the Tenth Amendment Incremental Term Loans under the Amended Credit Agreement, the Administrative Agent shall have received (x) all fees required to be paid on the Tenth Amendment Effective Date pursuant to that certain Fee Letter, dated as of the date hereof, by and among the Borrower Representative and the Administrative Agent and (y) all expenses required to be paid by the Borrower Representative pursuant to the Amended Credit Agreement for which invoices have been presented at least three Business Days prior to the Tenth Amendment Effective Date (or such later date to which the Borrower Representative may agree), in each case, which amounts may be offset against the proceeds of the Tenth Amendment Incremental Term Loans; and

(j) the Administrative Agent shall have received, on behalf of the Tenth Amendment Incremental Term Lenders, a solvency certificate executed by the chief financial officer (or other officer with reasonably equivalent responsibilities) of Intermediate Dutch Holdings substantially in the form of Exhibit P to the Amended Credit Agreement.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Tenth Amendment, each Borrower hereby makes the representations and warranties in Article 3 of the Existing Credit Agreement and each other Loan Document to the Administrative Agent and the Lenders party hereto, in each case on and as of the Tenth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods.

SECTION 5. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Tenth Amendment does not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Agents under the Loan Documents.

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

(c) (i) Each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor acknowledges and agrees that on and after the Tenth Amendment Effective Date, this Tenth Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Tenth Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Tenth Amendment.

(d) On and after the Tenth Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) this Tenth Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument and (iii) the amendments constituted by this Tenth Amendment shall, collectively, constitute an “Incremental Facility Amendment” under and as defined in the Existing Credit Agreement.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 6. Amendments; Execution in Counterparts; Severability.

(a) This Tenth Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 1.13, Section 2.23 and Section 9.02 of the Amended Credit Agreement; and

(b) To the extent any provision of this Tenth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Tenth Amendment in any jurisdiction.

SECTION 7. Agents. The Borrower Representative acknowledges and agrees that (i) JPMorgan Chase Bank, N.A., in its capacity as administrative agent and US collateral agent under the Existing Credit Agreement will continue to serve as Administrative Agent and US Collateral Agent under the Amended Credit Agreement and (ii) Kroll Agency Services (US) LLC, in its capacity as non-US collateral agent under the Existing Credit Agreement will continue to serve as Non-US Collateral Agent under the Amended Credit Agreement.

SECTION 8. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS TENTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS TENTH AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9. Headings. Section headings in this Tenth Amendment are included herein for convenience of reference only, are not part of this Tenth Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Tenth Amendment.

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

SECTION 10. Counterparts. This Tenth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Tenth Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Tenth Amendment. It is understood and agreed that, subject to any Requirement of Law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. Guarantor Consent and Reaffirmation. Each Loan Guarantor hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect), (iii) reaffirms (A) each Lien granted by it to the Collateral Agents for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement and (v) nothing contained in this Tenth Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

SECTION 12. Appointment of Arranger. The Borrower hereby appoints JPMorgan Chase Bank, N.A. as lead arranger in connection with the Tenth Amendment (in such capacity, the “Lead Arranger”). The Lead Arranger shall not have any right, power, obligation, liability, responsibility or duty under this Tenth Amendment other than those applicable to all Lenders as such. Without limiting the foregoing, the Lead Arranger shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that is has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Tenth Amendment or in taking or not taking action hereunder. References in the Amended Credit Agreement to “Arranger” shall be deemed to include the Lead Arranger appointed under this Tenth Amendment.

[Remainder of page intentionally left blank.]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

AI PAVE DUTCHCO III B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

INTERMEDIATE DUTCH HOLDINGS:

INTERMEDIATE DUTCH HOLDINGS B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

US TOP BORROWER:

INDY US HOLDCO, LLC

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Vice President and Treasurer

US BORROWER & BORROWER REPRESENTATIVE:

NIELSEN CONSUMER, INC.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Senior Vice President and Treasurer

DUTCH BORROWER:

INDY DUTCH BIDCO B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

[Signature Page to Tenth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

SUBSIDIARY GUARANTORS:

NIELSEN PRECIMA, LLC

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Senior Vice President and Treasurer

NIELSEN CONSUMER LLC

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: SVP - Treasurer

THE NIELSEN COMPANY (EUROPE) SÀRL

By:	/s/ Emilie Darolles
Name: Emilie Darolles
Title: Authorized Signatory

TNC EUROPE B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

NIELSENIQ SUB HOLDINGS I B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

[Signature Page to Tenth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

AC NIELSEN (NEDERLAND) B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

NIELSEN PRECIMA B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

GFK NORTH AMERICA HOLDING LLC
GFK US HOLDINGS, INC.
GFK US, LLC
GFK CUSTOM RESEARCH, LLC
GFK BOUTIQUE RESEARCH INC.

By:	/s/ Stephen Goodreds
Name: Stephen Goodreds
Title: President and Treasurer

GFK GMBH

By:	/s/ Emilie Darolles
Name: Emilie Darolles
Title: Managing Director

By:	/s/ Joshua Britton Hubbert
Name: Joshua Britton Hubbert
Title: Managing Director

GRACE HOLDCO GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

[Signature Page to Tenth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

By:	/s/ Alexander Pfann
Name: Alexander Pfann
Title: Managing Director

GRACE BIDCO GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

By:	/s/ Alexander Pfann
Name: Alexander Pfann
Title: Managing Director

GFK MIDDLE EAST CR HOLDING GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

GFK ENTERTAINMENT GMBH

By:	/s/ Mathias Giloth
Name: Mathias Giloth
Title: Managing Director

TRMR VERMÖGENSVERWALTUNGS GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

GFK BETEILIGUNGSGESELLSCHAFT MBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

[Signature Page to Tenth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

GFK NORTH AMERICA HOLDING GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

GFK GEOMARKETING GMBH

By:	/s/ Doris Vera Luisa Steffen
Name: Doris Vera Luisa Steffen
Title: Managing Director

ACCELERATIO HOLDCO SÀRL

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Manager

[Signature Page to Tenth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and the US Collateral Agent

By:	/s/ Eric Bergeson
Name: Eric Bergeson
Title: Authorized Officer

[Signature Page to Tenth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

KROLL AGENCY SERVICES (US) LLC, as the Non-US Collateral Agent

By:	/s/ Martin Reed
Name: Martin Reed
Title: Managing Director

[Signature Page to Tenth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

JPMORGAN CHASE BANK, N.A., as the Tenth Amendment Dollar Incremental Term Lender

By:	/s/ Eric Bergeson
Name: Eric Bergeson
Title: Authorized Officer

[Signature Page to Tenth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

JPMORGAN CHASE BANK, LONDON BRANCH, as the Tenth Amendment Dollar Incremental Term Lender

By:	/s/ Altan Kayaalp
Name: Altan Kayaalp
Title: Executive Director

[Signature Page to Tenth Amendment to Credit Agreement]